UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Village Rd, Suite 100

Middleton, MA 01949

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 472-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2026, SCWorx Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The results of the stockholder voting at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each nominee received the following votes:

Director Name	For	Against	Withheld	Broker Non-Votes
Timothy A. Hannibal	176,379	0	66,816
Troy Kirchenbauer	176,380	0	66,815
Vincent Matozzo	176,380	0	66,815
Michael Burke	176,379	0	66,816
				230,232

Proposal No. 2 — To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers listed in the Summary Compensation Table appearing in the proxy statement, or our named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K.

The votes were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
112,820	128,981	1,394	230,232

Proposal No. 3 –To ratify the selection of Astra Audit & Advisory, LLC as the Company’s independent auditors for the year ended December 31, 2026.

The votes were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
446,290	24,963	2,174

Proposal No. 4 – To consider and vote upon a proposed amendment of the Company’s certificate of incorporation to effect a reverse stock split of the Company’s Common Stock, at a ratio to be determined by our board of directors, in its discretion, but within the range of 1/1.5 and 1/20, if needed to regain compliance with Nasdaq Rule 5550(a)(2), which requires the minimum bid price of our common stock to be at least $1.00.

The votes were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
289,591	183,285	551

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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